Old Second Bancorp, Inc.

Fixed Income Investor Presentation
March 2021

James Eccher
President & CEO

Bradley Adams
Chief Financial Officer

Forward-Looking Statements

Old Second

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements can be identified by words such as: "expect," "opportunity," "anticipate," "focus," "intend," "plan," "seek," "believe," "may," "should," "will," "projected" and similar references to future periods. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors ("risk factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. All forward-looking statements speak only as of the date of this presentation. We do not undertake any duty to update any forward-looking statement made herein. Risk factors include, without limitation:

- our ability to execute our growth strategy, including realizing the benefits from our strategic hires;
- the impact of the outbreak of the novel coronavirus, or COVID19, on our business, including the impact of the actions taken by governmental authorities to try and contain the virus or address the impact of the virus on the U.S. economy (including, without limitation, the Coronavirus Aid, Relief and Economic Security Act, or the CARES Act), and the resulting effect of these items on our operations, liquidity and capital position, and on the financial condition of our borrowers and other customers;
- negative economic conditions that adversely affect the economy, real estate values, the job market and other factors nationally and in our market area, in each case that may affect our liquidity and the performance of our loan portfolio;
- impairment of goodwill, intangible assets or deferred tax assets;
- risks related to future acquisitions, if any, including integration and execution risk;
- changes in U.S. monetary policy, the level and volatility of interest rates, the capital markets and other market conditions that may affect, among other things, our liquidity and the value of our assets and liabilities;
- the transition away from LIBOR to an alternative reference rate;
- competitive pressures from other financial service businesses and from nontraditional financial technology ("FinTech") companies;
- any negative perception of our reputation or financial strength;
- ability to raise additional capital on acceptable terms when needed;
- ability to raise cost-effective funding to support business plans when needed;
- risks related to the level of our indebtedness;

Forward-Looking Statements (continued)

Old Second

- our ability to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations;
- adverse effects on our information technology systems resulting from system failures, human error or cyberattacks;
- adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors and those vendors performing a service on the Company's behalf;
- the impact of any claims or legal actions, including any effect on our reputation;
- losses incurred in connection with repurchases and indemnification payments related to mortgages;
- the soundness of other financial institutions and other counter-party risk;
- changes in accounting standards, rules and interpretations and the related impact on our financial statements;
- our ability to receive dividends from our subsidiaries;
- a decrease in our regulatory capital ratios;
- adverse federal or state tax assessments, or changes in tax laws or polices;
- risks associated with actual or potential litigation or investigations by customers, regulatory agencies or others;
- legislative or regulatory changes, particularly changes in regulation of financial services companies;
- increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the current regulatory environment, including the changes as a result of the new presidential administration and Democratic control of Congress;
- negative changes in our capital position;
- the adverse effects of events beyond our control that may have a destabilizing effect on financial markets and the economy, such as epidemics and pandemics (including COVID-19), war or terrorist activities, essential utility outages, deterioration in the global economy, instability in credit markets and disruptions in our customers' supply chains and disruption in transportation;
- changes in trade policy and any related tariffs; and
- each of the factors and risks under the heading "Risk Factors" in our 2020 Annual Report on Form 10-K, Part II, Item 1A, Risk Factors, in our Quarterly Reports on Form 10-Q, and in subsequent filings we make with the SEC.

Preliminary Term Sheet

Old Second

Issuer:	Old Second Bancorp, Inc. (NASDAQ: OSBC)
Security Offered:	Holding Company Fixed-to-Floating Rate Subordinated Debt Due 2031
Expected Ratings[(1)]:	BBB- (Kroll Bond Rating Agency)
Format:	Reg. D
Term:	10 Years
Call Date:	5 Years
Use of Proceeds:	General corporate purposes, which may include, without limitation, the redemption of existing senior debt, common stock repurchases and strategic acquisitions
Sole Placement Agent:	Keefe, Bruyette & Woods, *A Stifel Company*

(1) A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating.

Corporate Profile

Old Second

Financial Highlights as of 12/31/20

$398 Million
Market Capitalization [2]

$3.0 Billion
Total Assets

$2.0 Billion
Gross Loans HFI

$2.5 Billion
Total Deposits

2020 ROAA:	0.97%
2020 ROAE:	9.7%
2020 Adj. Efficiency Ratio[1]:	59.5%
2020 NIM (TE)[1]:	3.48%
Loans / Deposits:	80%
2020 NCOs / Avg. Loans:	0.05%

12/31/2020 Loan Composition (Bank)

Dollars in thousands

Type	Balance	%
Total CRE	$916,170	45%
C&I, incl leases	547,860	27%
Total 1-4 Family	460,556	22%
All Other	11,371	1%
C&D	98,894	5%
Total	$2,034,851	100%



C&D 5%
All Other 1%
1-4 Family 22%
Total CRE 45%
C&I 27%

Company Overview

- Ticker: OSBC (NASDAQ)
- Established in 1871
- Headquartered in Aurora, IL
- 29 locations in Chicago MSA



Carpentersville
Elgin
South Elgin
Streamwood
Schaumburg
Arlington Heights
Glenview
Evanston
Niles
Skokie
Sycamore
De Kalb
Rochelle
St Charles
Geneva
Carol Stream
Elmhurst
Addison
Wheaton
Oak Park
Chicago
Cicero
Downers Grove
Naperville
Darien
Burbank
Woodridge
Bolingbrook
Oak Lawn
Blue Island
Oswego
Romeoville
Orland Park
Tinley Park
Calumet City
Hammond
Gary
Joliet
New Lenox
Chicago Heights
Schererville
Mendota
Morris
Braidwood
Crown Point
Old Second National Bank
US Branches: Current

Source: SNL Financial.

(1) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.
(2) Market data as of 3/19/21.

Core Values and Strategic Focus

Old Second

Core Values

- Strong credit culture
  - Well diversified loan portfolio
  - In-depth knowledge of our customers and markets
  - Underwriting discipline
- Low cost, stable and mature core funding base
- Expense control
- Risk management and regulatory compliance – commitment to remain ahead of the curve
- Focus on effective capital deployment and risk adjusted returns

Strategic Focus

- Protect and grow core deposit franchise
- Generate organic loan growth
- Improve efficiency and better leverage technology
- Accelerate core profitability
- Increase and maintain fee income diversity
- We believe we are well-positioned to acquire when strategic fit and pricing are right
  - Numerous potential opportunities in market
  - Focus on core deposit quality and talent acquisition

Focus on Quality Loan Growth

Old Second

- Total loan growth of 5.4% in 2020 compared to 2019
- Commercial loan growth of 22.3% in 2020 compared to 5.9% in 2019. 2020 growth primarily due to PPP loans of $136.7 million issued in 2020
- Lease financing receivables growth of 18.2% in 2020; lease financing receivables growth of 52.0% in 2019
- Old Second hired new commercial lenders in 2019 to focus on diversifying the commercial lending portfolio
- We adopted CECL on January 1, 2020, which resulted in an increase to the Allowance for Credit Losses (ACL) of $8.0 million. Provision for credit losses totaled $10.4 million as of December 31, 2020. Total ACL on loans of $33.9 million as of 12/31/20; in addition, $3.0 million of ACL on unfunded commitments was within Other Liabilities



Gross Loan Trends (1)
In Millions
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,478.8
$1,617.6
$1,897.0
$1,930.8
$2,034.9 (3)
2016
2017
2018
2019
2020
Commercial
CRE-Non-owner occupied
Residential RE
Consumer & Other (2)
CRE-Owner occupied
Construction
Lease financing receivable
Purchase credit impaired loans (pre-2020)

Source: Company filings. Excludes loans held for sale.
(1) See also Appendix 3: OSBC Loan Portfolio Disclosures for additional loan details.
(2) Includes Consumer, Overdraft, Other & Deferred Loan Costs prior to 2020
(3) In 2020, due to adoption of CECL, deferred loan costs purchase credit deteriorated loans ("PCD" loans) are within each loan segment.

Loan Portfolio Composition (December 31, 2020)

Old Second

Loan Portfolio Characteristics	
Balance Outstanding (000's)	$2,034,851
Total Commitment (000's)	$2,475,204
Average Loan Commitment	$325,078
Number of Active Payment Deferrals /Modifications	51
Payment Modification Rate (% of Total Commitment)[1]	1.40%

Loan Type



Commercial 26%
CRE Investor 24%
CRE Owner Occupie...
Res Investor 2%
Res Owner Occupied...
Construction 6%
HELOC 9%
Leases 6%
Multi-Family 8%



Geography*
IL 77%
IN 4%
WI 3%
CA 3%
MI 2%
NY 2%
Other States 9%

*Based on primary property collateral if available, otherwise borrower address.

Funded Draws & Line Utilization Rate [3]



54.91%
54.99%
52.85%
53.25%
53.61%
53.64%
53.00%
53.77%
$436,619
$470,100
$427,715
$426,283
$418,535
$420,170
$423,990
$412,344
$420,198
12/31/2019
3/31/2020
6/30/2020
7/31/2020
8/31/2020
9/30/2020
10/31/2020
11/30/2020
12/31/2020
Total Outstanding (000s)
% Utilized

(1) Active modifications excluding $74.1 million in PPP loans. Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.
(2) Based on primary property collateral if available, otherwise Borrower address.
(3) Data for construction loans, HELOCs and commercial lines of credit.

Footprint Demographics

Old Second

- **Aurora, IL is the second largest city in Illinois, outside of Chicago**
- **Deposit market share leader in Aurora Community; #2 in Kendall County and #3 in Kane County**
- **Strong demographics and household income metrics, with unemployment rates below average for the Chicago MSA**
- **Market growth expected to continue to outpace local averages**

Counties of Operation

County	Rank	Branches	Deposits	Mkt. Share
Kane	3	13	1,459,253	11.42
Kendall	2	4	317,178	16.73
Will	22	2	128,481	0.82
Cook	42	5	362,307	0.10
LaSalle	14	1	57,179	1.87
DuPage	33	3	128,878	0.26
DeKalb	10	1	35,339	1.35

Median HH Income: 2020



$100,000
$80,000
$60,000
$40,000
$20,000
$0
$84,973
$70,395
$76,758
$67,761
Weighted Avg. Franchise (1)
IL
Chicago MSA
US

Population Change: 2021-2026 (Projected)



4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
0.95%
-0.77%
-0.27%
2.91%
Weighted Avg. Franchise (1)
IL
Chicago MSA
US

Source: SNL Financial. Deposit market share data as of 01/28/2021. Projected population change data as of 01/28/2021.
(1) Weighted Avg. Franchise is weighted by OSBC deposits by county.

Payment Modifications Continued

Old Second

2020 Payment Relief Trends ($000's)



$250,000
$200,000
$150,000
$100,000
$50,000
$0

	April	May	June	July	August	September	October	November	December
Resumed Payment*	$0	$0	$0	$82,108	$111,839	$172,125	$182,004	$182,882	$190,057
Additional Modification	$0	$0	$0	$11,220	$31,437	$29,704	$17,146	$27,372	$23,314
First Modification	$104,069	$176,833	$217,187	$137,561	$86,722	$24,390	$25,985	$12,836	$9,431

**Loans paid off are excluded from Resumed Payment totals*

2021 Schedule of Active Modification Maturities ($000's)



$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-

	December (Past Due)	January	February	March	April	May	June	July
Additional Modification	$2,817	$10,780	$2,126	$1,072	$4,160	$2,321	$-	$38
First Modification	$1,060	$1,307	$5,200	$1,689	$-	$175		

12/31/20 Modifications as a % of Gross Loans vs. Peers



6.2%
3.6%
3.2%
2.9%
2.4%
2.3%
1.9%
1.9%
OSBC
1.6%
1.6%
1.3%
1.3%
1.1%
1.0%
0.7%
0.7%
0.6%
0.6%
0.6%
0.4%
0.3%
0.1%

Peers include exchange traded Midwest banks with assets of $2.5 billion - $5.0 billion. Excludes merger targets. Source: S&P Global Market Intelligence.

Allowance for Credit Losses – Coverage Ratios

Old Second

ACL Adequacy

- Despite minimal losses in the recent years from loan charge-offs (net of recoveries), the adoption of CECL and the impact of the COVID pandemic resulted in an meaningful increase in the Allowance for Credit Losses (ACL) in 2020
- Coverage levels are considered adequate given the expected economic forecast over the next twelve months and risk measures are within the Bank's risk tolerance



ACL/ Total Loans (excluding PPP) (1)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.08%
1.00%
1.02%
1.73%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Total Loans (000s)
ACL/ Total Loans (excluding PPP)(1)



ACL/ NPAs
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
72.77%
80.82%
94.90%
132.67%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
NPAs (000s)
ACL/ NPAs



ACL/ NPLs
$25,000
$20,000
$15,000
$10,000
$5,000
$0
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
111.76%
116.31%
124.86%
146.91%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
NPLs (000s)
ACL/ NPLs

(1) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

Stable Credit

Old Second



Nonperforming Loans by Type (1)
In Millions
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$16.0
$15.6
$16.3
$15.8
$23.0
2016
2017
2018
2019
2020
Commercial, including leases
Real Estate Commercial
Real Estate Construction
Real Estate Residential



Nonperforming Loans / Loans (2)
2.00%
1.50%
1.00%
0.50%
0.00%
1.08%
0.97%
0.86%
0.82%
1.18%
2016
2017
2018
2019
2020



Other Real Estate Owned
$16
$14
$12
$10
$8
$6
$4
$2
$0
$11.9
0.53% of
Assets
$2.5
0.08% of
Assets
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20

Source: Company filings.

(1) Nonperforming loans include nonaccrual loans, loans 90+ days past due and still accruing and accruing TDRs. Growth in nonperforming loans in 2020 is due to the adoption of CECL, and the resultant inclusion of PCI loans, now PCD loans, within nonperforming loans if the loan's current risk rating so indicates.

(2) 2020 data excludes PPP loans of $74.1 million, which is a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

Core Earnings Stability

Old Second

- Balance sheet growth, cost of funds improvement and stability in noninterest expense helped drive improved core earnings over the last four years



Income Statement Trends
$30
$25
$20
$15
$10
$5
$0
In Millions
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Net interest income TE (1)
Noninterest expense
Pre tax income excluding net security gains/(losses) and net OREO expense (1)

Revenue Drivers

- Focus on quality loan growth
- Fee income streams
- Maintain our core deposit franchise
- Pretax income reduction in YTD 2020 primarily due to $10.4 million pretax provision for credit losses driven by CECL adoption and the impact of the pandemic

Expense Reduction Drivers

- Growth drivers largely captured in recent expense run rate
- Significant investments have been made in risk management and back office to allow for continued growth in the future, with capital expenditures at a reduced rate in 2020
- Marginal funding costs in line with yield expansion in prior years and net interest income stability in 2020

(1) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.
Source: Company filings.

Fee Income Diversification

Old Second

	2016	2017	2018	2019	2020
Total Fee Revenues[1]:	$30M	$28M	$29M	$29M	$36M
% of Total Revenues:	31.7%	27.5%	24.2%	23.1%	28.3%



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
30%
28%
19%
23%
31%
23%
22%
24%
33%
20%
22%
25%
33%
18%
23%
27%
25%
42%
18%
15%
2016
2017
2018
2019
2020
Service Charges
Wealth Management
Mortgage
Other

Source: Company filings.

(1) Total fee revenue equals total noninterest income less net security gains/(losses), increase in cash surrender value of BOLI, death benefit realized on BOLI and litigation and other income adjustments. Total revenue equals fee revenue plus net interest income. Refer to Appendix 2 for a reconciliation of this non-GAAP financial measure.

Focus on Operating Leverage

Old Second

- Focused on initiatives that grow core revenues at a rate faster than operating expenses
- Resulting discipline expected to accelerate earnings growth and capture economies of scale as we grow
- Net interest income and net interest margin was reduced in 2020 due to the lower market rate environment, but we had continued growth in noninterest income due to an increase in mortgage originations



Adjusted Efficiency Ratio (Non-GAAP)(1) (2)
68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
66.1%
60.4%
58.6%
59.0%
59.5%
2016
2017
2018
2019
2020



Operating Expenses
In Millions
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$67 $64
$69 $67
$77 $77
$79 $79
$81 $81
2016
2017
2018
2019
2020
Noninterest Expense
Operating Exp., Excl OREO (net) (2)(3)

(1) The adjusted efficiency ratio is a non-GAAP financial measure calculated as noninterest expense excluding core deposit intangible amortization, net OREO expense and select adjustments divided by the sum of net interest income on a fully tax equivalent basis, total noninterest income less net gains/(losses) on securities, less MSR mark to market (losses)/gains, and less death benefit of bank-owned life insurance, adding back a tax equivalent adjustment on the increase in cash surrender value.

(2) Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

(3) Operating expenses, excluding OREO expense (net), is a non-GAAP financial measure that excludes OREO expense less lease revenue from OREO and net gains on sales of OREO.

Core Deposits = Long-term Strength

Old Second

- We believe our long-term customer relationship focus drives our strong core deposit base
- Our strong market position provided us with pricing power with a cost of deposits of 28 bps for the year ended December 31, 2020
- This reflects a shift in deposit base towards more valuable, lower cost core transaction accounts



12/31/2020
All Deposit Households – Length of Relationship
4%
7%
9%
12%
68%
Less than 1 yr
1-2 yrs
3-5 yrs
6-9 yrs
10+ yrs



Cost of Deposits
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.25%
0.27%
0.38%
0.46%
0.28%
2016
2017
2018
2019
2020



12/31/2010
$1,908,528
17%
42%
41%
Non Int DDA
SAV NOW MM
CD's



12/31/2020
$2,537,073
17%
36%
47%
Non Int DDA
SAV NOW MM
CD's

Source: Company filings. Note: dollars in thousands.

Ample Sources of Liquidity

Old Second

- We believe our low loan to deposit ratio from our strong deposit base demonstrates our ample liquidity and reflects our advantageous core deposit trends and noninterest bearing deposit growth. Loan to deposit ratio as of December 31, 2020 was 80.2%
- Our strong market position provides us with pricing power with a cost of funds, including all deposits and borrowings, of 49 bps for the year ended December 31, 2020

Contingency Liquidity as of 12/31/20		
$ in thousands		
Unpledged Securities	$	160,411
Available FHLB		336,907
FRB Discount Window		23,772
Fed Funds Lines		50,000
OSBC Line		20,000
Brokered Deposits Availability (5% deposits)		126,854
Total	$	717,944

Total Loans to Deposits


95.00%
90.00%
85.00%
80.00%
75.00%
70.00%
79.22%
84.12%
89.62%
90.79%
80.20%
2016
2017
2018
2019
2020

Cost of Funds


0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.51%
0.60%
0.72%
0.80%
0.49%
2016
2017
2018
2019
2020

Source: Company filings.

Consolidated Capital Ratio Trends

Old Second



Leverage Ratio (%)
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.21%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20



Total Risk-based Capital Ratio (%)
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
14.26%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20



Tier 1 Risk-based Capital Ratio (%)
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
13.01%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20



Tangible Common Equity / Tangible Assets (%)
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
9.48%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20

Source: Company filings.

Old Second Bancorp, Inc.

Supplemental Financial Data

As of December 31, 2020

Interest Coverage Analysis

Old Second

($000)		2018		2019		2020		Pro Forma[1] 2020			PF Senior Debt Redemption	
Investment in subsidiaries	$	315,252	$	352,703	$	353,722	$	402,897		$	353,722	
Consolidated equity		229,081		277,864		307,087		307,087			307,087	
Double leverage ratio		138%		127%		115%		131%	(2)		115%	
Interest Coverage												
Earnings:												
Income from continuing operations before taxes	$	43,936	$	51,857	$	37,408	$	35,658		$	38,350	
(+) Interest on Repurchase Agreements		462		577		202		202			202	
(+) Interest on Other Borrowings & FHLB Advances		1,827		2,139		753		753			753	
(+) Interest on Senior Debt		2,688		2,699		2,692		2,692			-	
(+) Interest on Trust Preferred		3,716		3,724		2,215		2,215			2,215	
Earnings available to cover interest on other borrowings (net of deposit interest expense)		52,629		60,996		43,270		43,270			43,270	A
(+) Interest on deposits		7,985		9,696		6,602		6,602			6,602	
Earnings available to cover interest on deposits and other borrowings	$	60,614	$	70,692	$	49,872	$	49,872		$	49,872	B
Interest Expense:												
Interest on Repurchase Agreements	$	462	$	577	$	202	$	202		$	202	
Interest on Other Borrowings and Repurchase Agreements		1,827		2,139		753		753			753	
Interest on Senior Debt		2,688		2,699		2,692		2,692			-	
Interest on Trust Preferred		3,716		3,724		2,215		2,215			2,215	
Interest expense on other borrowings (excluding interest on deposits)		8,693		9,139		5,862		7,612			4,920	C
Interest on deposits		7,985		9,696		6,602		6,602			6,602	
Interest expense, including interest on deposits	$	16,678	$	18,835	$	12,464	$	14,214		$	11,522	D
Interest coverage on other borrowings (excluding deposit interest expense) - A / C		6.1x		6.7x		7.4x		5.7x			8.8x	
Interest coverage deposits and other borrowings - B / D		3.6x		3.8x		4.0x		3.5x			4.3x	

Source: Company filings.

(1) Assumes 3.50% coupon rate and $50 million subordinated debt raise for illustrative purposes.

(2) Double leverage assumes downstream of 100% of net proceeds for example purposes only.

Historical Financial Highlights

Old Second

Financial Highlights

	2016	2017	2018	2019	2020
Total Assets ($000)	2,251,188	2,383,429	2,676,003	2,635,545	3,040,837
Total Net Loans ($000)	1,462,651	1,600,161	1,878,021	1,911,023	2,000,996
Total Deposits ($000)	1,866,785	1,922,925	2,116,673	2,126,749	2,537,073
Tang. Common Equity ($000)	166,192	191,428	207,267	256,589	286,306
ROAA (%)	0.73	0.65	1.33	1.50	0.97
ROAE (%)	9.43	7.89	16.08	15.37	9.67
Net Interest Margin (TE) (%) [1]	3.31	3.70	3.96	4.06	3.48
Non-Int. Inc. / Avg. Assets (%)	1.33	1.31	1.23	1.36	1.31
Adjusted Efficiency Ratio (%) [1]	66.1	60.4	58.6	59.0	59.5
TCE / TA (%)	7.4	8.1	7.8	9.8	9.5
Tier 1 Ratio (%)	10.9	12.0	11.8	13.7	13.0
Total RBC Ratio (%)	12.3	12.9	12.6	14.5	14.3
NPAs / Assets (%)	1.24	1.01	0.88	0.79	0.84
NCOs / Avg Loans (%)	0.07	0.03	(0.02)	0.04	0.05
ACL / Total Loans (%)	1.09	1.08	1.00	1.02	1.66
Classified Assets Ratio (%)	16.18	11.87	13.49	11.11	12.64

(1) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

Bank Capital Ratio Trends

Old Second


Leverage Ratio (%)
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
10.74%
8.00%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20
Actual Ratio
Board-Established Guidelines


Total Risk-based Capital Ratio (%)
20.00%
15.00%
10.00%
5.00%
0.00%
15.00%
12.00%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20
Actual Ratio
Board-Established Guidelines


Tier 1 Risk-based Capital Ratio (%)
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
13.75%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20


Tangible Common Equity / Tangible Assets (%)
15.50%
13.50%
11.50%
9.50%
7.50%
5.50%
3.50%
1.50%
(0.50%)
10.98%
Q4 16 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20

Source: Company filings.

Equity and Risk Based Capital Measures

Old Second

($ in thousands, except per share data)	2016	2017	2018	2019	2020
Tier 1 capital					
Total equity before non-CECL adjustments and deductions [1]	$175,210	$ 200,350	$229,080	$ 277,864	$ 312,741
Tier 1 adjustments:					
Trust preferred securities allowed	47,997	56,625	56,625	56,625	25,000
Cumulative other comprehensive loss (income)	8,762	(1,479)	4,079	(4,562)	(14,762)
Disallowed goodwill and intangible assets	(8,761)	(8,813)	(21,172)	(21,275)	(20,780)
Disallowed deferred tax assets	(31,220)	(15,196)	(5,488)	(549)	-
Tier 1 capital	$191,988	$ 231,487	$263,124	$ 308,103	$ 302,199
Total capital					
Tier 1 capital	$191,988	$ 231,487	$263,124	$ 308,103	$ 302,199
Tier 2 additions:					
Allowable portion of allowance for credit losses [1]	16,158	17,461	19,006	19,789	28,984
Additional trust preferred securities disallowed for tier 1 capital	8,628	-	-	-	-
Allowable Tier 2	24,786	17,461	19,006	19,789	28,984
Other Tier 2 capital components	(5)	(5)	(5)	(5)	(5)
Total capital	$216,769	$ 248,943	$282,125	$ 327,887	$ 331,178
Tangible common equity [2]					
Total equity	$175,210	$ 200,350	$229,080	$ 277,864	$ 307,087
Less: Goodwill and intangible assets	8,761	8,813	21,172	21,275	20,781
Tangible common equity	$166,449	$ 191,537	$207,908	$ 256,589	$ 286,306
Tangible book value per share	$ 5.62	$ 6.46	$ 6.96	$ 8.57	$ 9.76

Source: Company filings.

(1) OSBC adopted CECL as of 1/1/2020, and also elected the two year deferral of the CECL transitional adjustment for risk based capital calculations. The totals presented for 2020 include the modified CECL transitional adjustments.

(2) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

Equity and Risk Based Capital Measures

Old Second

($ in thousands, except per share data)	2016	2017	2018	2019	2020
Tier 1 common equity					
Tangible common equity	$ 166,449	$ 191,537	$ 207,908	$ 256,589	$ 286,306
Tier 1 adjustments:					
Cumulative other comprehensive loss	8,762	(1,479)	4,079	(4,562)	(14,762)
Other	(20,674)	(12,157)	(4,390)	(549)	-
Tier 1 tangible common equity	$ 154,537	$ 177,901	$ 207,597	$ 251,478	$ 271,544
Tangible assets					
Total assets	$ 2,251,188	$ 2,383,712	$ 2,676,003	$ 2,635,545	$ 3,040,837
Less:					
Goodwill and intangible assets	8,761	8,813	21,172	21,275	20,781
Tangible assets	$ 2,242,427	$ 2,374,899	$ 2,654,831	$ 2,614,270	$ 3,020,056
Total risk-weighted assets					
On balance sheet	$ 1,644,862	$ 1,813,349	$ 2,070,783	$ 2,064,006	$ 2,130,182
Off balance sheet	119,168	129,120	163,630	192,456	192,059
Total risk-weighted assets (1)	$ 1,764,030	$ 1,942,469	$ 2,234,413	$ 2,256,462	$ 2,322,241
Average assets					
Total average assets for leverage (1)	$ 2,157,177	$ 2,318,019	$ 2,611,166	$ 2,583,429	$ 2,958,880

Source: Company filings.

(1) OSBC adopted CECL as of 1/1/2020, and also elected the two year deferral of the CECL transitional adjustment for risk based capital calculations. The totals presented for 2020 include the modified CECL transitional adjustments.

Old Second Bancorp, Inc.

Non-GAAP Reconciliations

As of December 31, 2020

Appendix 2: Non-GAAP Financial Measures

Old Second

Net Interest Margin Tax Equivalent Non-GAAP Reconciliation

	2016	2017	2018	2019	2020
Interest income (GAAP)	$ 73,379	$ 87,505	$ 107,617	$ 115,594	$ 104,215
Taxable-equivalent adjustment					
Loans	93	90	26	14	12
Securities	453	3,198	2,217	1,974	1,455
Interest income - (TE)	73,925	90,793	109,860	117,582	105,682
Interest expense (GAAP)	9,938	12,626	16,678	18,835	12,464
Net interest income - (TE)	$ 63,987	$ 78,167	$ 93,182	$ 98,747	$ 93,218
Net interest income (GAAP)	$ 63,441	$ 74,879	$ 90,939	$ 96,759	$ 91,751
Average interest earning assets	$ 1,932,658	$ 2,113,947	$ 2,352,187	$ 2,433,658	$ 2,674,957
Average PPP Loans	N/A	N/A	N/A	N/A	$ 83,251
Average interest earning assets, excluding PPP loans	N/A	N/A	N/A	N/A	$ 2,591,706
Net interest margin (GAAP)	3.28 %	3.54 %	3.87 %	3.98 %	3.43 %
Net interest margin - (TE)	3.31 %	3.70 %	3.96 %	4.06 %	3.48 %
Core Net interest margin - (TE - excluding PPP loans)	3.31 %	3.70 %	3.96 %	4.06 %	3.48 %

Pre-Tax Income excluding Net Security Gains/(Losses) and Net OREO Expense Non-GAAP Reconciliation

	2016	2017	2018	2019	2020
Income before taxes (GAAP)	$24,504	$34,302	$43,936	$51,857	$37,408
Less:					
Net securities gain/(losses)	(2,213)	474	360	4,511	(25)
Net OREO expense	2,743	2,165	396	423	651
Pre-tax income excluding net security gains/(losses) and net OREO expense	$29,460	$35,993	$43,972	$47,769	$38,084

Appendix 2: Non-GAAP Financial Measures

Old Second

Fee Income Non-GAAP Reconciliation

	Years Ended				
	2016	2017	2018	2019	2020
Noninterest income (GAAP)	$ 28,574	$ 30,372	$ 31,353	$ 35,800	$ 37,487
Less:					
Increase in BOLI CSV	1,283	1,432	984	1,415	1,233
Death benefit recorded on BOLI	-	-	1,026	872	57
Securities (losses) gains, net	(2,213)	474	360	4,511	(25)
Total fee revenue (Non-GAAP)	$ 29,504	$ 28,466	$ 28,983	$ 29,002	$ 36,222

Noninterest Expense, Excluding OREO Expense, Net, Non-GAAP Reconciliation

	Years Ended				
	2016	2017	2018	2019	2020
Noninterest expense (GAAP)	$ 66,761	$ 69,149	$ 77,128	$ 79,102	$ 81,417
Less:					
OREO operating expense, net of lease revenue	1,547	931	607	168	498
OREO valuation expense	1,570	1,708	581	519	357
Net (gains) on sales of OREO	(374)	(474)	(792)	(264)	(204)
OREO expense, net	2,743	2,165	396	423	651
Total noninterest expense, excluding OREO expense, net (Non-GAAP)	$ 64,018	$ 66,984	$ 76,732	$ 78,679	$ 80,766

Efficiency Ratio Non-GAAP Reconciliation

	GAAP					Non-GAAP				
	2016	2017	2018	2019	2020	2016	2017	2018	2019	2020
Noninterest expense	$ 66,761	$ 69,149	$ 77,128	$ 79,102	$ 81,417	$ 66,761	$ 69,149	$ 77,128	$ 79,102	$ 81,417
Less amortization of core deposit	16	96	387	539	494	16	96	387	539	494
Less other real estate expense, net	2,743	2,165	396	423	651	2,743	2,165	396	423	651
Less transition related executive costs	N/A	N/A	N/A	N/A	N/A	-	592	-	-	-
Less acquisition related costs	N/A	N/A	N/A	N/A	N/A	269	65	3,451	-	-
Noninterest expense less adjustments	$ 64,002	$ 66,888	$ 76,345	$ 78,140	$ 80,272	$ 63,733	$ 66,231	$ 72,894	$ 78,140	$ 80,272
Net interest income	$ 63,441	$ 74,879	$ 90,939	$ 96,759	$ 91,751	$ 63,441	$ 74,879	$ 90,939	$ 96,759	$ 91,751
Taxable-equivalent adjustment:										
Loans	N/A	N/A	N/A	N/A	N/A	93	90	26	14	12
Securities	N/A	N/A	N/A	N/A	N/A	453	3,198	2,217	1,974	1,455
Net interest income including adjustments	63,441	74,879	90,939	96,759	91,751	63,987	78,167	93,182	98,747	93,218
Noninterest income	28,574	30,372	31,353	35,800	37,487	28,574	30,372	31,353	35,800	37,487
Less death benefit related on BOLI	-	-	1,026	872	57	-	-	1,026	872	57
Less securities gains (losses), net	(2,213)	474	360	4,511	(25)	(2,213)	474	360	4,511	(25)
Less MSR mark to market (losses)	(919)	(802)	(734)	(2,662)	(3,999)	(919)	(802)	(734)	(2,662)	(3,999)
Taxable-equivalent adjustment:										
Increase in cash surrender value of BOLI	N/A	N/A	N/A	N/A	N/A	691	770	534	608	343
Noninterest income (less) / including adjustments	31,706	30,700	30,701	33,079	41,454	32,397	31,470	31,235	33,687	41,797
Net interest income including adjustments plus noninterest income (less) / including adjustments	$ 95,147	$ 105,579	$ 121,640	$ 129,838	$ 133,205	$ 96,384	$ 109,637	$ 124,417	$ 132,434	$ 135,015
Efficiency ratio / Adjusted efficiency ratio	**67.27%**	**63.35%**	**62.76%**	**60.18%**	**60.26%**	**66.12%**	**60.41%**	**58.59%**	**59.00%**	**59.45%**

Appendix 2: Non-GAAP Financial Measures

Old Second

Nonperforming Loans to Total Loans, Payment Modification Rate and ACL to Total Loans Non-GAAP Reconciliations

	For the Years Ended				
	2016	2017	2018	2019	2020
Nonperforming Loans	$ 16,001	$ 15,624	$ 16,341	$ 15,849	$ 23,045
Total Loans (GAAP)	$ 1,478,809	$ 1,617,622	$ 1,897,027	$ 1,930,812	$ 2,034,851
Nonperforming Loans as a % of Total Loans (GAAP)	1.08%	0.97%	0.86%	0.82%	1.13%
Total Active COVID-19 Payment Deferrals/Modifications	NA	NA	NA	NA	$ 32,745
Total Commitments, including Loans Outstanding (GAAP)	$ 1,832,305	$ 1,972,903	$ 2,298,977	$ 2,379,081	$ 2,475,204
Payment Modification Rate, as a % of Total Commitments (GAAP)	NA	NA	NA	NA	1.32%
Allowance for Credit Losses (ACL)	$ 16,158	$ 17,461	$ 19,006	$ 19,789	$ 33,855
ACL/Total Loans (GAAP)	1.09%	1.08%	1.00%	1.02%	1.66%
Nonperforming Loans	$ 16,001	$ 15,624	$ 16,341	$ 15,849	$ 23,045
Total Loans (GAAP)	$ 1,478,809	$ 1,617,622	$ 1,897,027	$ 1,930,812	$ 2,034,851
Less: PPP Loans Outstanding	-	-	-	-	74,066
Total Loans (excluding PPP loans, non-GAAP)	$ 1,478,809	$ 1,617,622	$ 1,897,027	$ 1,930,812	$ 1,960,785
Nonperforming Loans as a % of Total Loans (excluding PPP loans, non-GAAP)	1.08%	0.97%	0.86%	0.82%	1.18%
Total Active COVID-19 Payment Deferrals/Modifications	NA	NA	NA	NA	$ 32,745
Total Commitments, including Loans Outstanding (excluding PPP loans, non-GAAP)	$ 1,832,305	$ 1,972,903	$ 2,298,977	$ 2,379,081	$ 2,401,138
Payment Modification Rate, as a % of Total Commitments (non-GAAP)	NA	NA	NA	NA	1.36%
Allowance for Credit Losses (ACL)	$ 16,158	$ 17,461	$ 19,006	$ 19,789	$ 33,855
ACL/Total Loans (excluding PPP loans, non-GAAP)	1.09%	1.08%	1.00%	1.02%	1.73%

Appendix 2: Non-GAAP Financial Measures

Old Second

Tangible Common Equity Non-GAAP Reconciliation

	Years Ended				
	2016	2017	2018	2019	2020
Total equity	$ 175,210	$ 200,350	$ 229,081	$ 277,864	$ 307,087
Less:					
Preferred equity	-	-			
Goodwill and intangible assets [1]	8,761	8,813	21,814	21,275	20,781
Tangible common equity	$ 166,449	$ 191,537	$ 207,267	$ 256,589	$ 286,306
Number of shares outstanding	29,556,216	29,627,086	29,763,078	29,931,809	29,328,723
Book value per share (GAAP)	$ 5.93	$ 6.76	$ 7.70	$ 9.28	$ 10.47
Tangible book value per share (Non-GAAP)	$ 5.63	$ 6.46	$ 6.96	$ 8.57	$ 9.76

[1] Core deposit is limited to 80% and subject to phase-out per Basel III guidelines through 2017.

Old Second Bancorp, Inc.

Loan Portfolio Disclosures

As of December 31, 2020

Allowance for Credit Losses (under CECL)

Old Second

Key methodology assumptions

- 1 year economic forecast utilized, assuming recessionary conditions reverting to long-term historical loss rates
- Key economic inputs include GDP and civilian unemployment
- Loss rates driven by portfolio risk characteristics, average remaining loan life, risk-grading and modeling methodology
- Loss-rate models utilizing static pool and migration methodologies for material Residential and Commercial pools, WARM methodology utilized for pools with limited loss data
- Methodology refinements within the HELOC and Consumer pools have resulted in lower reserve levels compared to previous periods

Economic Scenario

- Unemployment rate between 7.25% and 8.25% for the next twelve months, 6.25% to 8.00% for the life of loans
- Real GDP growth rate between -0.00 and 4.00% over the next twelve months
- Does not assume a return to business shutdowns as a result of a second wave and assumes additional government stimulus

ACL Pool	Outstanding Pooled Unguaranteed Loan Balance (000's)*	ALLL Balance (000s) 12/31/2019	ACL Pooled Balance (000's) 12/31/2020	Unfunded Commitment Reserve (000's) 12/31/2020
Commercial & Industrial	$279,464	$2,842 (0.88%)	$2,755 (0.99%)	$1,013
Construction	$97,002	$507 (0.73%)	$3,102 (3.20%)	$1,441
CRE Owner-Occupied	$323,001	$2,539 (0.86%)	$2,057 (0.64%)	$17
CRE Investor	$578,876	$5,554 (1.27%	$9,121 (1.58%)	$132
Leasing	$137,462	$1,070 (0.90%)	$3,008 (2.19%)	$0
Multifamily	$184,606	$1,248 (0.82%)	$3,247 (1.76%)	$2
Residential Owner-Occupied	$112,168	$1,198 (0.94%)	$2,698 (2.41%)	$28
Residential Investor	$54,487	$519 (0.84%)	$1,731 (3.18%)	$19
HELOC	$98,853	$1,122 (0.94%)	$1,858 (1.88%)	$338
Consumer	$1,030	$73 (0.57%)	$11 (1.02%)	$2
Total (includes reserves for individually analyzed loans and unallocated, not listed above)	$1,866,949	$19,789 (1.02%)	$33,855 (1.73%*)	$2,993

*Excludes $74.1 million in PPP loans and $22.3 million in CD secured and residential LHFS.

Key Performance Ratios

Old Second

Credit Quality - Overview

- Loan quality has remained strong over the last several years entering into the current economic environment as a result of conservative underwriting and experienced lending teams.
- Relationship managers continue to work with Borrowers requesting loan payment relief. Loan payment deferrals are reviewed weekly by management. Over 85% of Borrowers receiving at least 3 months of payment relief had resumed regular payments by the end of the fourth quarter.
- Industries most heavily affected by COVID restrictions are actively monitored by the Bank's internal Loan Review function; this has resulted in several proactive risk rating downgrades and subsequent increases to the level of non-performing and classified assets.
- Prior to recent risk rating downgrades non-performing and classified assets had been trending downward in each of the last two years.



Classified Assets/ Capital (1)
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.87%
13.49%
11.11%
12.73%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Tier 1 Capital + ACL (000s)
Classified Asset Ratio



NPAs/ Loans + OREO
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.48%
1.23%
1.08%
1.25%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Loans + OREO (000s)
NPAs/ Loans + OREO



NCOs/ Average Loans
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
0.01%
0.05%
0.03%
0.05%
2017 Q4
2018 Q4
2019 Q4
2020 Q4
Average Loans (000s)
NCOs/Average Loans

(1) Tier 1 Capital + Allowance for Credit Losses

CRE Owner-Occupied (December 31, 2020)

Old Second

CRE Owner-Occupied Portfolio Characteristics	
Balance Outstanding (000's)	$333,070
Total Commitment (000's)	$345,336
Average Loan Commitment	$563,354
Number of Active Payment Deferrals /Modifications	14
Payment Modification Rate (% of Total Commitment)	2.73%
Weighted Average Seasoning	6.43 years

CRE Owner-Occupied Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated C&I, Healthcare and Professional Service lending teams



Geography*
Cook County (IL) 29%
Kane County (IL) 28%
Will County (IL) 17%
DuPage County (IL) 14%
Kendall County (IL) 5%
IL - Other 4%
Out of State 3%



Industry
Religious Organizations 17%
Retail 15%
Service 14%
Agriculture 3%
Construction 4%
Entertainment 11%
Gas Stations 4%
IT, Finance, Insurance 1%
Manufacturing 9%
Medical and Social Servic 7%
Organizations 1%
Real Estate 9%
Transportation 1%
Wholesale 4%

*Based on primary property collateral if available, otherwise borrower address.

Investor CRE (December 31, 2020)

Old Second

Investor CRE Portfolio Characteristics	
Balance Outstanding (000's)	$582,042
Total Commitment (000's)	$597,331
Average Loan Commitment	$1,711,549
Number of Active Payment Deferrals /Modifications	5
Payment Modification Rate (% of Total Commitment)	0.93%
Weighted Average Seasoning	4.11 years

Investor CRE Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate sectors (Hotels, Restaurants, Recreational, "Big Box" Retail)
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE and Healthcare lending teams



Geography*
IL - Other 3%
Other States 4%
IN 2%
CT 2%
MN 2%
OH 2%
Lake County (IL) 3%
MI 5%
CA 5%
WI 6%
Kane County (IL) 7%
Will County (IL) 8%
DuPage County (IL) 17%
Cook County (IL) 34%

*Based on primary property collateral if available, otherwise borrower address.



CRE Type
Storage 3%
Hotel 2%
Industrial 16%
Mixed Use 5%
Nursing Home/ Senior Housing 23%
Office 25%
Other 1%
Retail 25%

Investor CRE – Retail (December 31, 2020)

Old Second

CRE Non-Owner Occupied Retail Portfolio Characteristics	
Balance Outstanding (000's)	$149,291
Total Commitment (000's)	$150,630
Average Loan Commitment	$1,344,912
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	1.28%
Weighted Average Seasoning	6.35 years

CRE Non-Owner Occupied Retail Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Limited exposure to "Big Box" Retail
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head

Geography*



IL - Other 2%
Mason County (IL) 5%
Other State 11%
Lake County (IL) 6%
Cook County (IL) 32%
Will County (IL) 8%
WI 10%
DuPage County (IL) 12%
Kane County (IL) 14%

*Based on primary property collateral if available, otherwise borrower address.

Retail Type



Strip Center, anchored 14%
Retail "Big Box" 9%
Retail "Mid Box" 6%
Strip Center, no anchor 23%
Retail "Small Box" 20%
Chain Restaurant 8%
Walgreens 19%
Other Restaurant 1%

Investor CRE – Office (December 31, 2020)

Old Second

CRE Non-Owner Occupied Office Portfolio Characteristics	
Balance Outstanding (000's)	$138,788
Total Commitment (000's)	$148,057
Average Loan Commitment	$1,827,866
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)	0.08%
Weighted Average Seasoning	3.94 years

CRE Non-Owner Occupied Office Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- No exposure to downtown high-rise Office
- Repayment based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE lending head

Geography*



IL - Other 3%
Other States (IL) 2%
Kane County (IL) 3%
CO 4%
Will County (IL) 12%
Cook County (IL) 46%
DuPage County (IL) 30%

Office Type/ Size



<5,000 SF 2%
Medical 8%
> 50,000 SF 49%
5,000-50,000 SF 41%

*Based on primary property collateral if available, otherwise borrower address.

Commercial and Industrial (December 31, 2020)

Commercial and Industrial Portfolio Characteristics	
Balance Outstanding (000's)	$407,159
Total Commitment (000's)	$624,483
Average Loan Commitment	$539,743
Number of Active Payment Deferrals /Modifications	1
Payment Modification Rate (% of Total Commitment)*	0.04%*
Weighted Average Seasoning	3.63 years

*Excludes $74.1 million in PPP loans

Commercial and Industrial Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated Leasing, C&I, Healthcare and Professional Service lending teams
- Modest exposure to syndicated or leveraged loans



Geography*
IL - Other 2%
WI 1%
Kendall County (IL) 2%
MA 3%
MI 4%
NY 5%
IN 8%
Will County (IL) 6%
DuPage County (IL) 11%
Other States 6%
Kane County (IL) 28%
Cook County (IL) 24%

*Based on primary property collateral if available, otherwise borrower address.



Industry
Agriculture 2%
Construction 10%
Entertainment 2%
IT, Finance, Insurance 21%
Leasing (non-real estate) 3%
Manufacturing 17%
Medical and Social Services 9%
Organizations 3%
Real Estate 4%
Religious Organizations < 1%
Retail 4%
Service 9%
Transportation 3%
Wholesale 13%

Leasing (December 31, 2020)

Old Second

Leasing Portfolio Characteristics	
Balance Outstanding (000's)	$141,601
Total Commitment (000's)	$142,228
Average Loan Commitment	$157,332
Number of Active Payment Deferrals /Modifications	11
Payment Modification Rate (% of Total Commitment)	2.24%
Weighted Average Seasoning	1.41 years

Leasing Portfolio Characteristics

- Dedicated Leasing Service lending team
- Well diversified by industry and by geography with minimal exposure to high risk industries.
- Leases over $1 million are underwritten by the Bank's centralized credit department and are reviewed by senior management.

Geography



IL 13%
TX 11%
CA 8%
MS 6%
AZ 6%
MA 5%
PA 4%
TN 3%
FL 3%
NJ 3%
NY 3%
AL 3%
KY 2%
NM 2%
Other States (exposure < $3MM) 28%

Industry



Wholesale 4%
Agriculture 8%
Construction 37%
Entertainment < 1%
Leasing (non-real estate) 7%
Manufacturing 14%
Medical and Social Services 0%
Real Estate 1%
Retail 1%
Service 7%
Transportation 21%

Construction and Land Development

Old Second

C&D Portfolio Characteristics (December 31, 2020)	
Balance Outstanding (000's)	$98,486
Total Commitment (000's)	$144,132
Average Loan Commitment	$1,253,322
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	1.41 years

C&D Portfolio Characteristics

- Lending focused on strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate (i.e. Hotel, Recreational, "Big Box" Retail, large scale land development)
- Minimum of 25% hard equity required on all projects
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Internal funding controls to monitor projects with consistent site inspection

Geography*



Kane County 2%
IL - Other 5%
FL 7%
Lake County 5%
DuPage County 7%
CA 7%
WI 11%
IN 10%
Cook County 46%

Property Type



Storage 3%
Other 1%
Land 15%
Residential 14%
CRE - Senior Living 7%
Multi-Family 22%
CRE - Mixed Use 5%
CRE - Retail 21%
Owner-Occupied 12%

*Based on primary property collateral if available, otherwise borrower address.

Multifamily (December 31, 2020)

Old Second

Multifamily Portfolio Characteristics	
Balance Outstanding (000's)	$189,040
Total Commitment (000's)	$189,954
Average Loan Commitment	$867,369
Number of Active Payment Deferrals /Modifications	3
Payment Modification Rate (% of Total Commitment)	4.02%
Weighted Average Seasoning	4.43 years



Geography*
Other States 3%
DeKalb County 3%
DuPage County 7%
Kane County 4%
WI 11%
Cook County 67%

*Based on primary property collateral if available, otherwise borrower address.

Multifamily Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship
- No exposure to downtown high-rise Multifamily
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated CRE head
- 88% of multifamily loans are secured by real estate in Illinois
- Limited non-recourse lending reflects stabilized properties with consistently strong operating results

Payment Modifications

Old Second

Payment Relief Program

- Adopted regulatory and accounting guidance to establish COVID-19 payment relief programs for retail and commercial borrowers in March 2020
- Approximately one third of all payment relief modifications have been interest only, while the remaining are full payment deferral or require a modest payment that would otherwise not cover interest
- Of the loans actively on payment deferral as of December 31, 2020, approximately 65% are the result of a payment relief extension
- Of the loans that have had their payment modification term lapse, approximately 86% have returned to full payment as of December 31, 2020

	December 31, 2020				September 30, 2020			
$ in 000s	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment
Total Loans (excluding PPP) (1)		$2,402,783				$2,366,449		
Full Payment Deferral	413	$158,359			392	$157,651		
Interest Only	86	$72,949			76	$68,568		
Total Relief Program Loans	499	$231,308		9.63%	468	$226,219		9.56%
Full Payment Deferral	31	$20,026	8.66%		45	$17,470	7.72%	
Interest Only	2	$3,288	1.42%		13	$12,233	5.41%	
A. Loans in Extended Relief Program	33	$23,314	10.08%	0.97%	58	$29,703	13.13%	1.26%
Full Payment Deferral	4	$999	0.43%		17	$13,607	6.01%	
Interest Only	0	$0	0.00%		1	$125	0.06%	
B. Initial Relief Expired, Past Due or Ext. in Process	4	$999	0.43%	0.04%	18	$13,732	6.07%	0.58%
Full Payment Deferral	12	$3,360	1.45%		13	$6,003	2.65%	
Interest Only	2	$5,072	2.19%		7	$4,655	2.06%	
C. Loans in Initial Relief Program	14	$8,432	3.65%	0.35%	20	$10,658	4.71%	0.45%
Loans in Active Payment Relief Programs (A+B+C)	51	$32,745	14.16%	1.36%	96	$54,093	23.91%	2.29%
Loans Eligible for Payment Relief Extension (B+C)	18	$9,431	4.08%	0.39%	38	$24,390	10.78%	1.03%
Exited Payment Relief Program	448	$198,563	85.84%	8.26%	372	$172,125	76.09%	7.27%

(1) Denotes a non-GAAP financial measure. Refer to Appendix 2 for a reconciliation of non-GAAP financial measures.

Payment Modifications Continued

Old Second

Impact of Payment Relief on Credit Quality

- Credit management has assessed all loans coming off payment modification for appropriate risk rating classification.
- To date 34 loans have had a downgrade to either Special Mention or Substandard ratings totaling $31.6 million.
- 385 loans have returned to full payment and have had no material impact to their risk rating totaling $172.1 million.
- Additionally, 9 loans totaling $9 million, who had requested a second payment modification have had no material impact to their risk rating.
- Repayment analysis is based on several factors including the impact to earnings during the initial shutdown, on-going cash flow, projected cash flow, support from guarantors and participation in government stimulus programs.
- The Bank's Allowance for Credit Losses (ACL) reflects the anticipated impact of payment modifications on expected credit losses.



Downgrade to Substandard 5%
Paid-off 4%
First Modification (No rating change) 4%
Additional Modification (No rating change) 5%
Downgrade to Special Mention 8%
Returned to Payment (No rating change) 74%

Substandard Loan Migration

Old Second

Credit Management of Substandard Loans

- Total substandard (accruing and nonaccrual) loans, the most substantial component of the Bank's classified asset balance declined $3.9 million, or 8.33%, year over year. This was primarily the result of $15.2 million in balances fully repaid and another $4.3 million in repayment/curtailments received due to proactive Loss Mitigation efforts throughout the year
- Reductions in substandard loan balances were offset by a $19.5 million in migration from pass or special mention (criticized) ratings throughout the course of 2020. Of this balance, $13.0 million (66.67%) were granted COVID relief modifications and $4.6 million (23.49%) had been designated special mention (criticized) as of 12/31/2019



$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Charge-off/OREO
Upgraded
Paid Off
No Change
Downgraded - No COVID Modification
Downgraded - COVID Modification
Downgraded - Previously Criticized
No Change
12/31/2019
12/31/2020

SBA Payment Protection Program Loans

Old Second

SBA PPP Loans (December 31, 2020)	
Balance Outstanding (000's)	$74,066
Total Commitment (000's)	$74,066
Average Loan Commitment	$173,052
Number of Loans over $2 million	6
Number of Loans under $150,000	337



Industry
Agriculture 1%
Wholesale 5%
Transportation 4%
Construction 15%
Service 15%
Entertainment 9%
IT, Finance, Insurance 1%
Retail 12%
Manufacturing 11%
Religious Organizations 1%
Real Estate 1%
Medical and Social Services 23%
Organizations < 1%

SBA PPP Loans

- Largest loan funded was $4.89 million, with the balance of loans over $2 million totaling $20.55 million or 15.35% of total loans funded
- Balance of loans under $150,000 totaling $23.35 million or 15.03% of total loans funded
- $62.6 million in PPP loans have been fully forgiven, with $74.1 million remaining of the $136.7 million originated

Industry	12/31/20 PPP Loans ($)	PPP Loans (#)	Average Loan Size	% Total
Medical and Social Services	$16,905,399.77	55	$307,370.90	22.82%
Service	$11,470,139.04	88	$130,342.49	15.49%
Construction	$11,085,000.00	42	$263,928.57	14.97%
Retail	$8,749,471.90	41	$213,401.75	11.81%
Manufacturing	$8,360,739.00	38	$220,019.45	11.29%
Entertainment	$6,997,000.00	46	$152,108.70	9.45%
Wholesale	$3,905,871.92	14	$278,990.85	5.27%
Transportation	$3,001,652.35	12	$250,137.70	4.05%
Religious Organizations	$985,200.00	19	$51,852.63	1.33%
IT, Finance, Insurance	$719,300.00	10	$71,930.00	0.97%
Real Estate	$681,869.89	22	$30,994.09	0.92%
Agriculture	$614,800.00	21	$29,276.19	0.83%
Organizations	$324,700.00	6	$54,116.67	0.44%
Gas Stations	$165,400.00	13	$12,723.08	0.22%
Leasing (non-real estate)	$99,600.00	1	$99,600.00	0.13%
Grand Total	**$74,066,143.87**	**428**	**$173,051.74**	**100.00%**